Exhibit 10.3

AMENDMENT TO THE

EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) is entered into as of the 22nd day of May 2017, by and between Home Bank, N.A. (the “Bank”) and Jason P. Freyou (the “Executive”).

WITNESSETH

WHEREAS, the Bank and the Executive previously entered into an Employment Agreement, dated as of April 27th, 2015 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in order to extend its term, as provided in Section 2(b) thereof.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. The last sentence in Section 2(a) of the Agreement is amended and restated to read as follows: “The terms and conditions of this Agreement shall be and remain in effect during the period beginning on the Effective Date of this Agreement and ending on June 22, 2019, plus such extensions, if any, as are provided pursuant to Section 2(b) hereof (the “Employment Period”).”

2. Except to the extent expressly amended hereby, the Agreement shall continue unmodified and shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first written above.

HOME BANK, N.A.

By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXECUTIVE

/s/ Jason P. Freyou
Jason P. Freyou